RIGHTIME FAMILY OF FUNDS

                      PROSPECTUS SUPPLEMENT
                      Dated May 19, 1997 to
                     The Rightime Fund, Inc.
                Prospectus dated:  March 1, 1997

     The "How To Exchange Shares" section on page 26 of the prospectus is amended by adding the following:

     The Board of Directors has authorized shareholders of The
Rightime Fund to exchange their shares into other Funds in The
Rightime Family of Funds:

                   The Rightime Blue Chip Fund
               The Rightime Social Awareness Fund
                    The Rightime MidCap Fund
             The Rightime Government Securities Fund

at no sales charge during the period from May 19 to September 1, 1997. Exchanges shall be limited to shares of The Rightime Fund which were issued on or before April 15, 1997 and which have been held for least sixty days prior to the exchange request.

     Interested shareholders should contact their Dealer
Representative or The Rightime Family of Funds Customer Services
Team at 1-800-866-9393.